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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 2001, included in this Stewart & Stevenson 401(k) Savings Plan Annual Report on Form 11-K, for the year ended December 31, 2000, into the previously filed Stewart & Stevenson Services, Inc., Form S-8 Registration Statement File No. 33-52903.




/s/ ARTHUR ANDERSEN LLP


Houston, Texas
June 28, 2001